JOINT REPORTING AGREEMENT
AND
POWER OF ATTORNEY

           WHEREAS, the statement on Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons") with respect to their beneficial ownership of shares of Common Stock of Curative Health Services, Inc., a Minnesota corporation (the "Issuer"); and

           WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on Schedule 13D on behalf of each of the Reporting Persons;

           NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

           1.           Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

           2.           Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

           3.           None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

           4.           The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

           5.           The undersigned hereby appoints Benjamin Jacobson as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned (i) any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder relating to the undersigned's beneficial ownership of securities of the Issuer, and (ii) any and all amendments hereto for the purpose of adding additional Reporting Person(s) parties hereto.

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

JP ACQUISITION FUND II, L.P. By: JPAF, Limited Partnership, General Partner By: Jacobson Partners, General Partner By: /s/ Benjamin R. Jacobson Benjamin R. Jacobson, Partner

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

JACOBSON PARTNERS By: /s/ Benjamin R. Jacobson Benjamin R. Jacobson, Partner

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

JPAF, LIMITED PARTNERSHIP By: Jacobson Partners, General Partner By: /s/ Benjamin R. Jacobson Benjamin R. Jacobson, Partner

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ Benjamin R. Jacobson BENJAMIN R. JACOBSON

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ Michael J. Fuchs MICHAEL J. FUCHS

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

HVS BOXERS, LLC By: /s/ Michael J. Fuchs Michael J. Fuchs, Manager

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ Nathan Gantcher NATHAN GANTCHER

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ George A. Kellner GEORGE A. KELLNER

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ Judith Little JUDITH LITTLE

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

AMCITO PARTNERS, L.P. By: /s/ Judith Little Judith Little, General Partner

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ Gerald L. Parsky GERALD L. PARSKY

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ David A. Roosevelt DAVID A. ROOSEVELT

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

/s/ Holland G. Wilson HOLLAND G. WILSON

           6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: March 14, 2001

JAMES F. WILSON FAMILY TRUST By: /s/ Holland G. Wilson Holland G. Wilson, Trustee